Preferred Stock	9 Months Ended
Sep. 30, 2024
Equity [Abstract]
Preferred Stock	Preferred Stock
Preferred Stock
The Company is authorized to issue 50,000,000 shares of preferred stock with a par value of $0.000001 per share as of December 31, 2023. No shares are outstanding as of December 31, 2023.
Convertible Preferred Stock
On March 2, 2022, the Company entered into the Series B preferred stock purchase agreement, which provided for the purchase of 27,274,586 shares of Series B preferred stock, at $2.44 per share for net proceeds of approximately $66.5 million, of which the Company received such funds from March 2022 through June 2022.
On December 18, 2023, Neurogene OpCo completed the reverse merger with Neoleukin. Neurogene OpCo’s Series A-1, Series A-2 and Series B preferred stock (collectively, “convertible preferred stock”) was subject to certain pre-existing anti-dilution provisions that were triggered upon the closing of the Pre-Closing Financing. The private placement in Neurogene OpCo closed immediately before the Closing. As a result of the pre-existing anti-dilution feature, Neurogene OpCo preferred shareholders received an additional 13,505,271 shares of preferred stock. At the effective time of the reverse merger, each issued and outstanding share of Neurogene OpCo convertible preferred stock converted automatically into 0.0756 shares of the Company’s common stock or pre-funded warrants, at the option of the preferred shareholder. At the Closing, the Company issued an aggregate of 7,231,747 shares of its common stock and 1,825,635 pre-funded warrants to Neurogene OpCo preferred shareholders.
Prior to the effective time of the reverse merger, the convertible preferred stock had the followings rights and privileges:
Dividends
The holders of convertible preferred stock were entitled to receive non-cumulative dividends that would accrue at the rate of $0.18 per share per year, payable only when and if declared by the Board of Directors. The Company would not declare, pay or set aside any dividends on shares of any class of common stock (as defined below) unless the holders of the convertible preferred stock would first receive dividends on each outstanding share of preferred stock in the amount of the accrued dividends unpaid as of such date. No dividends were issued for the convertible preferred stock from inception through the Closing.
Liquidation
In the event of any liquidation, dissolution, or winding-up of the Company, which would include the sale of the Company, the convertible preferred stock was senior to common stock. The preferred shareholders would be entitled to preferential payment in the amount per share equal to the greater of (i) the original issue price and accrued dividends declared and unpaid or (ii) the amount that would be due had all convertible preferred stock been converted to common stock immediately prior to a deemed liquidation event. Upon payment of the preferred liquidation preference payments, the holders of Series A-1 and common stock participate on a pro-rata basis until the A-1 stockholders have received a liquidation preference amount of $5.38 per share of Series A-1. Any remaining distribution thereafter would be distributed to holders of common stock.
Voting
The preferred stockholders were entitled to the number of votes equal to the number of Class A common stock into which the shares of convertible preferred stock Series A and B held by each holder are then convertible.
Conversion
The preferred stockholders had the option to convert each share of convertible preferred stock into Class A or Class B common stock, as applicable, at any time, and without additional payment. The number of Class A or Class B common stock into which the convertible preferred stock converts was equal to the original issuance price (defined as $2.15 per share for the Series A and $2.44 per share for the Series B) divided by the conversion price. The conversion price would initially be $2.15 per share for the Series A and $2.44 per share for the Series B and could be adjusted for certain dilutive events such as a down-round provision, stock splits and combinations, certain dividends and distributions or any merger or reorganization. Conversion to Class A common stock would have been mandatory upon the closing of an initial public offering resulting in net proceeds of at least $75.0 million for Series A and $50.0 million for Series B and at an offering price per share greater than or equal to $4.30 per share for Series A and $3.66 per share for Series B or upon the decision of the holders of at least a majority of the outstanding preferred stock shares. Prior to the Mandatory Conversion Time (as defined in the preferred stock purchase agreement), a preferred stockholder would have had the right to elect, upon written notice to the Company, to have all or a portion of its shares of convertible preferred stock automatically convert into shares of Class B common stock at the then effective conversion rate.
Redemption
The convertible preferred stock was subject to redemption under certain deemed liquidation events not solely within the control of the Company, as defined, and as such was considered contingently redeemable for accounting purposes and was classified as temporary equity in the Company’s consolidated balance sheets.